UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2006

FLEETWOOD ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7699	95-1948322
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3125 Myers Street Riverside, California	92503-5527
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (951) 351-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement.

On June 13, 2006, the board of directors of Fleetwood Enterprises, Inc. (the "Company"), approved an amendment (the "Amendment"), to the Company's Amended and Restated 1992 Stock-Based Incentive Compensation Plan (the "Plan"), effective as of June 13, 2006.  The Amendment adds restricted stock units as permitted awards under the Plan, subject to terms and conditions substantially similar to those currently applicable to awards of restricted stock under the Plan.  A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits.

(d)        Exhibits

10.1                                                                       Amendment No. 1 to the Company's Amended and Restated 1992 Stock-Based Incentive Compensation Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2006	FLEETWOOD ENTERPRISES, INC.

	By:	/s/ Leonard J. McGill
Leonard J. McGill Senior Vice President, General Counsel and Secretary